Prospectus Supplement	September 25, 2019

All Putnam retail open-end funds, except for Putnam Diversified Income
Trust, Putnam Dynamic Asset Allocation Equity Fund, George Putnam
Balanced Fund, Putnam Global Income Trust, Putnam High Yield Fund,
Putnam Income Fund, Putnam Mortgage Opportunities Fund, Putnam
Mortgage Securities Fund and Putnam Short Term Investment Fund

Effective November 25, 2019 (the “Effective Date”), class M shares of each fund will no longer be available for purchase. Class M shares of each fund acquired prior to the Effective Date will convert automatically to class A shares on the Effective Date.

The following replaces similar language under the heading “Class C shares” in the sub-section “Here is a summary of the differences among the classes of shares” in the section “How do I buy fund shares?”

• Convert automatically to class A shares after ten years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services, Inc. (“PSERV”) or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least ten years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, PSERV or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by PSERV or the financial intermediary, which may be shorter or longer than ten years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.

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